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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                              _____________________

(Mark One)

[X]  REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
     OF 1934

        Date of Report (Date of earliest event reported): April 22, 2004

                                       OR

[_] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
    EXCHANGE ACT OF 1934

For the transition period from ___________ to ___________

                         Commission file number: 0-30863
                              _____________________

                              NETWORK ENGINES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                               04-3064173
 (State or other jurisdiction                                 (I.R.S. Employer
      of incorporation)                                      Identification No.)

    25 Dan Road, Canton, MA                                        02021
(Address of principal executive                                  (Zip Code)
            offices)

                                 (781) 332-1000
              (Registrant's telephone number, including area code)

Item 12.  Disclosure of Results of Operations and Financial Condition.

     On April 22, 2004, Network Engines, Inc. announced its financial results for the quarter ended March 31, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



Date: April 22, 2004            NETWORK ENGINES, INC.

                                ------------------------------------------------

                                By:  /s/ Douglas G. Bryant

                                ------------------------------------------------
                                Douglas G. Bryant
                                Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)